NEW SOUTH HOME EQUITY TRUST 1999-2

                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION


                                [GRAPHIC OMITTED]


                       NEW SOUTH HOME EQUITY TRUST 1999-2

                                   DISCLAIMER

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The  information  included  herein  is  produced  and  provided  exclusively  by
PaineWebber Incorporated ("PW") as underwriter for New South Home Equity Trust 1999-2, and not by or as agent for New South Federal Savings Bank or any of its affiliates (collectively, the "Seller") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Seller nor the Depositor has prepared, reviewed or participated in the preparation hereof, nor are they
responsible   for  the  accuracy   hereof  and  they  have  not  authorized  the
dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Seller. PW makes no representations as to the accuracy of such information provided by the Seller. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
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                                   PaineWebber
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                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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                   $225,000,000 (APPROXIMATE) OFFERING AMOUNT
                                MBIA BOND INSURED

BOND SUMMARY

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                                          FIRST    LAST   PRINCIPAL  EXPECTED

             APPROXIMATE          WAL  PRINCIPAL PRINCIPAL  WINDOW   RATINGS
CERTIFICATES(A) SIZE   COUPON(D)(YEARS) PAYMENT   PAYMENT  (YEARS) (MOODY'S/S&P)

--------------------------------------------------------------------------------
   A-1     $88,390,000 Floating(B) 0.95    12/99      09/01      1.83    Aaa/AAA
   A-2     $15,656,000 Fixed(c)    2.00    09/01      02/02      0.50    Aaa/AAA
   A-3     $48,145,000 FIXED (C)   3.00    02/02      12/03      1.92    Aaa/AAA
   A-4     $24,301,000 FIXED (C)   5.00    12/03      03/06      2.33    Aaa/AAA
   A-5     $19,933,000 FIXED (C)   7.57    03/06      09/07      1.58    Aaa/AAA
   A-6     $22,500,000 FIXED (C)   6.20    12/02      09/07      4.83    Aaa/AAA
    B      $6,075,000  FIXED (C)   2.32    04/01      11/02      1.67    NR/BBB-
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NOTES:

(a) The  certificates  will be priced to the 10% Optional  Termination.
(b) The Class A-1 Certificate will bear interest at a variable rate equal to One-month LIBOR plus [_]%, or commencing on the first day of the accrual period in which the optional termination date occurs, One-month LIBOR + [_]% per annum subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(c) The Class A-2, A-3, A-4, A-5, A-6 and Class B Certificates will bear interest at a fixed rate equal to their respective Pass-Through Rates, in each case, subject to an available funds cap based on funds available therefor from interest accrued and payable on the loans.
(d) Commencing on the first day after the Optional Termination Date occurs, the fixed interest rate on the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 Class-B Certificates will increase by 0.50% per annum.



                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)
                   (COMPLETE COLLATERAL TABLES ON PAGES 12-15)

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Number of Loans:                                                 2,791

Current Balance:                                          $179,855,887

Average Balance:                                               $64,441

Minimum Balance:                                                $5,970

Maximum Balance:                                              $498,507

Wtd. Average Coupon:                                           9.9133%

Wtd. Average Combined Loan-To-Value:                            79.15%

Wtd. Average Original Term (months):                               299

Wtd. Average Seasoning (months):                                     4
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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
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                                   PaineWebber
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                       NEW SOUTH HOME EQUITY TRUST 1999-2
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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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PRICING INFORMATION

PRICING SPEED:          4% CPR, increasing to 25% CPR over 12 months.


DISTRIBUTION DATE:      The  25th  day  of each month (or the next  Business Day
                        thereafter) commencing in December of 1999.

SETTLEMENT (CLOSING)
DATE:                   On or about December 2nd, 1999.

CUT-OFF DATE:           November 1st, 1999.

PAYMENT DELAY:          With the  exception  of  the  Class A-1 Certificates, 24
                        days.  With  respect  to the Class A-1  Certificates,  0
                        days.

PAYMENT TERMS:          Monthly.

INTEREST ACCRUAL
PERIOD: With the exception of the Class A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis, except that for the first Distribution Date (in December 1999) there will be no accrual period. As a result, there will be no interest due and payable on these Certificates on the Distribution Date in December 1999. The first Distribution Date for these Certificates will be in January 2000.

                        With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the Closing
                        Date in the case of the first Distribution Date in December 1999) to and including the day prior to the current Distribution Date at the Class A-1 Certificate Interest Rate on an Actual/360 day basis.

PREPAYMENT INTEREST
SHORTFALLS:             Prepayment   interest  shortfalls  not  covered  by  the
                        servicing fee will be allocated PRO RATA among all Classes of Certificates on the basis of their respective interest entitlements.

SERVICING/OTHER FEES:   The  collateral is subject to certain fees,  including a
                        Servicing Fee totaling 0.50% per annum payable monthly, a monthly premium payable to the Certificate Insurer and monthly Trustee fees.

ADVANCING:              The  Servicer is required to advance  from its own funds
                        any delinquent payments of interest (not principal) unless such interest is deemed to be non-recoverable
                        (the "Delinquency Advances").

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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
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                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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PRICING INFORMATION (CONTINUED)

AVAILABLE FUNDS CAP RATE: If a  class's  uncapped  pass-through  rate  would  be greater than the weighted average net loan rate, the available funds capped rate will equal the rate determined for each Class by taking:

                          (a) all  interest  that  accrued on the loans at their
                              respective net loan rates (i.e. excluding the servicing fee, the trustee fee and the insurance premium fee) and was due in the related Due Period; less

                          (b) all interest  accrued on the Class A-1, Class A-2,
                              Class A-3, Class A-4, Class A-5, Class A-6 and Class B certificates, in each case only if their respective uncapped pass-through rates are less than or equal to the weighted average net loan rate; divided by

                          (c) the sum of the  certificate  principal  balance of
                              the class and the certificate principal balance of each other class of Offered Certificates whose accrued interest is not included in clause (b) above,

                          (d) multiplied by twelve.

                           In the event that the capped rate determined as described in the preceding sentence would be in excess of the uncapped pass-through rate of the class, then such capped rate will be recalculated so that interest accrued on the class for the related Distribution Date at its uncapped pass-through rate will be included in clause (b) above. This calculation will be repeated as appropriate so that in no event will the capped rate so calculated exceed the class's uncapped pass-through rate.

OPTIONAL TERMINATION
DATE: The Optional Termination Date is the first Distribution Date on which the Pool Balance has declined to less than 10% of the sum of (x) the balance of the Initial Loans as of the Cut-Off Date and (y) the amount on deposit in the Pre-funding Account as of the Settlement Date.

OPTIONAL TERMINATION:      The Servicer may at its option (and if such option is
                           not  exercised  by  the  Servicer,   the  Certificate
                           Insurer   may,  at  its   option)   effect  an  early
                           termination of the Trust on any Distribution Date on or after the Optional Termination Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Termination Price.

TERMINATION PRICE:         The  Termination  Price will  generally  be an amount
                           equal to the greater of (i) the par amount of all the loans and (ii) the fair market value of the loans, and certain other expenses.


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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
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                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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DESCRIPTION OF SECURITIES

TITLE OF SECURITIES:      New South Home Equity Trust 1999-2

OFFERING AMOUNT:          Approximately $225,000,000.

ASSETS  OF THE  TRUST:  - First  and  Second  lien,  fixed  rate mortgage loans.
                        -1-4 Family residential  properties,  condominium units,
                         townhomes, and manufactured housing.
                        -The Loans will be secured by mortgages,  deeds of trust
                         or other similar security instruments.
                        -The  Loans  have  an  aggregate  principal  balance  of
                         approximately $179,855,887 as of the Cut-off Date and the Pre-funded Amount Loans is expected to be approximately $45,144,113.
                        -Approximately   38.74%  (by  Cut-off   Date   principal
                         balance) of the Home Equity Loans bear prepayment premiums.
                        -Approximately   34.82%  (by  Cut-off   Date   principal
                         balance) of the Initial Loans were originated by Avondale Funding.com formerly known as Avondale Funding Corporation ("Avondale"). Avondale, a wholly owned subsidiary of New South (purchased by New South in February 1999) is a residential mortgage company that offers second mortgages, non-conforming first mortgages, and alternative lending products nationally through its correspondent and mortgage broker network.

PRE-FUNDING ACCOUNT:    It  is  anticipated  that  the  total  unpaid principal
                        balance of the collateral pool conveyed to the Trust at closing will be approximately $179,855,887.

                        On the Closing Date, approximately $45,144,113 will be deposited in an account (the "Pre-Funding Account") and will be used to acquire Subsequent Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account with respect to any pool of loans is less than $50,000 and (ii) MARCH 2ND, 2000.

FINAL POOL BALANCE:     The Final Pool Balance will equal the principal  balance
                        of the Initial Loans as of the cut-off date and the amounts on deposit in the Pre-Funding Account as of the Cut-off Date.

INITIAL LOANS:          Initial  Loans means the loans  conveyed to the trust on
                        the closing date.

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                                  IMMEDIATELY.
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                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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DESCRIPTION OF SECURITIES (CONTINUED)

LEAD UNDERWRITER:       PaineWebber Incorporated

CO-UNDERWRITER:         First Union Securities, Inc.

SELLER AND SERVICER:    New South Federal Savings Bank

DEPOSITOR:              PaineWebber Mortgage Acceptance Corporation IV

CERTIFICATE INSURER:    MBIA Insurance Corporation

TRUSTEE:                The Bank of New York

SENIOR CERTIFICATES:    The Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates.

OFFERED CERTIFICATES:   The Senior  Certificates  and the Class B Certificates.
                        The Class X and Class R Certificates are not being offered publicly.

FEDERAL TAX ASPECTS:    It is anticipated that the Offered  Certificates  will
                        be treated as REMIC regular interests for tax purposes.

OFFERING:               Public  Shelf  Offering - a  prospectus  and  prospectus
                        supplement will be distributed after pricing.

FORM OF OFFERING:       Book-Entry   form,   same-day  funds  through  DTC,
                        Euroclear, and CEDEL.

ERISA CONSIDERATIONS:   The  Senior   Certificates  are  expected  to  be  ERISA
                        eligible. The Subordinate Certificates will NOT be ERISA eligible.

SMMEA ELIGIBILITY:      The Certificates will NOT constitute "mortgage-related
                        securities" for purposes of SMMEA.

DENOMINATIONS:          Minimum  denominations  of $25,000 and multiples of $1
                        thereafter.


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                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

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THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
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DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:     Credit  enhancement for the Senior  Certificates will be
                        provided  by  the  following:  (a)  excess  spread,  (b)
                        overcollateralization/subordination,    and    (c)   the
                        Financial Guaranty Insurance Policy.

                        EXCESS SPREAD: The interest on the loans is generally expected to be higher than the sum of the Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer, and the interest distributable to the Senior Certificates and the Class B Certificates, thus generating excess spread which will be available as principal payments on the related Senior Certificates on each Distribution Date. Such amount can vary over time based on the prepayment and default experience of the Home Loans.

                        OVERCOLLATERALIZATION/SUBORDINATION: Excess spread will be applied, to the extent available, to make accelerated payments of principal to the Certificates then entitled to receive payments of principal; such application will cause the principal balance of the Senior Certificates to amortize more rapidly than the loans, resulting in Overcollateralization. Overcollateralization will be calculated as the Pool's current principal balance plus any amounts in the Pre-Funding Account, less the aggregate of the Senior Certificates' current principal balances. The Class B Certificates will be senior to the Class X and Class R Certificates, but subordinate to the Senior Certificates.

                        Prior to the Stepdown Date, the required Overcollateralization target will equal the greater of
                        (a) [5.50%] of the Final Pool Balance and (b) 150% of the Delinquency Amount.

                        The Stepdown Date will be the later of (1) the Distribution Date in [June 2002] and (2) the first
                        Distribution Date on which the Overcollateralization amount equals 5.50% of the Final Pool Balance.

                        The Delinquency Amount is equal to, for any Distribution Date, the product of (a) the Delinquency Percentage for that Distribution Date, and (b) an amount equal to the sum of (i) the principal balance of the loans as of the end of the related Due Period and (ii) the amount on deposit in the Pre-Funding Account, if any.

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   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

CREDIT ENHANCEMENT:
(CONTINUED)             The Delinquency Percentage  means for any  Distribution
                        Date, the rolling  three-month average (i.e. the average
                        for  that  Distribution  Date  and the  two  immediately
                        preceding   Distribution   Dates)   of  the   respective
                        percentages,  expressed as a fraction: (a) the numerator
                        of  which  is the sum of:  (1) the  aggregate  principal
                        balance  of  all  loans   which  are  90  or  more  days
                        delinquent  as of the  end of each  of the  related  Due
                        Periods; (2) the aggregate principal balance of all loans which are in foreclosure as of the end of each of the related Due Periods; and (3) the aggregate principal balance of all loans which relate to REO Properties as of the end of each of the related Due Periods; and (b) the denominator of which is the principal balance of the loans as of the end of the related Due Period.

                        On  or   after   the   Stepdown   Date,   the   required
                        Overcollateralization   target  will  be  equal  to  the
                        greatest of:

                            a)  [11.00%]   times  the  current   aggregate  Pool
                                Balance;
                            b) the sum of the three largest loans remaining in the deal;
                            c)  150% of the Delinquency Amount; and
                            d) [0.75%] times the aggregate of the Final Pool balance.

                        FINANCIAL GUARANTY INSURANCE POLICY: A financial guaranty insurance policy issued by MBIA Insurance Corporation ("the Certificate Insurer"). MBIA will unconditionally and irrevocably guarantee the timely payment of interest (subject to the Available Funds Cap
                        Rate) and ultimate payment of principal on the Senior Certificates (i.e. after any losses reduce the Overcollateralization/Subordination to zero, MBIA will cover the excess, if any, of the current Senior
                        Certificate Balance over the current aggregate Pool Balance). The Insured Payments do not cover Realized Losses except to the extent that the aggregate principal balance of the current Senior Certificates exceeds the current aggregate Pool Balance. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that a shortfall of interest due on the Senior Certificates would otherwise result therefrom. The MBIA Insurance POLICY IS NOT CANCELABLE FOR ANY REASON. THE MBIA INSURANCE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

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-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

CLASS A-6 LOCKOUT
DISTRIBUTION AMOUNT:    For  any  Distribution  Date,  the  product  of (i)  the
                        applicable  Class A-6  Lockout  Percentage  and (ii) the
                        product of (a) the Class A-6 Principal  Balance  divided
                        by the aggregate  Certificate  Principal  Balance of the
                        Senior   Certificates    immediately   prior   to   such
                        Distribution  Date,  and (b) the Principal  Distribution
                        Amount for the Senior Certificates for such Distribution
                        Date.

CLASS A-6 LOCKOUT
TURBO AMOUNT:           For  any  Distribution  Date,  the  product  of (i)  the
                        applicable  Class A-6  Lockout  Percentage  and (ii) the
                        product of (a) the Class A-6 Principal  Balance  divided
                        by the aggregate  Certificate  Principal  Balance of the
                        Senior   Certificates    immediately   prior   to   such
                        Distribution Date, and (b) the Class A Turbo Amount for such Distribution Date.

CLASS A-6 LOCKOUT
PERCENTAGE:

                        Dates (Periods)                       Lockout Percentage
                        December 1999 - November 2002 (1-36)         0%
                        December 2002 - November 2004 (37-60)       45%
                        December 2004 - November 2005 (61-72)       80%
                        December 2005 - November 2006 (73-84)      100%
                        December 2006 and thereafter  (85-  )      300%
                        ------------------------------------------------------


CLASS A TURBO AMOUNT:   For  any  Distribution  Date,  the  lesser  of  (a)  any
                        remaining amounts after steps (1) through (6) in the section entitled "Distribution Priority" below, and (b) the Overcollateralization Deficiency Amount.

CLASS B INTEREST:       The Class B Certificates  will receive interest payments
                        after  the  Senior   Certificates  have  received  their
                        respective entitlements of monthly interest.

CLASS B WRITEDOWNS:     The Class B writedown for any  Distribution  Date (after
                        allocation of collections in the waterfall) will equal the excess, if any, of (1) the sum of (a) the current
                        Senior  Certificate  Balance and (b) the current Class B
                        Certificate  balance over (2) the current aggregate Pool
                        Balance, plus the amount in the Pre-Funding Account, if any. The Class B writedowns cannot exceed the current
                        Class B Certificate Balance and will be reimbursable at the bottom of the waterfall.


<-------------------------------------------------------------------------------
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-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY:  The  total  of all  payments  or other  collections  (or advances in lieu thereof) on or in respect of the loans (but excluding prepayment premiums), net of servicing fees, trustee fees and premium owed to the Certificate Insurer, that, together with any insured payments, generally will be allocated in the following priority:

                   (1) To pay current interest to the Senior Certificates, paid pro rata;

                   (2) To pay current interest to the holders of the Class B Certificates;

                   (3) To pay as principal on the Class A-6 Certificates the Class A-6 LockoutDistribution Amount until the Class A-6 Principal Balance has been reduced to zero;

                   (4) To pay as principal to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates (in that order) until the respective Class Principal Balances thereof are reduced to zero, the principal collections on the loans, or after the Stepdown Date, the amount, if less than the principal collections  on  the  loans,  necessary  to  reduce  the
                        aggregate Class Principal Balance of the Senior Certificates so that required Overcollateralization target is reached; provided, however, that on each Distribution Date occurring on or after any reduction of the Class Principal Balances of the Class B Certificates to zero through writedowns, payment shall be made among the remaining Senior Certificates pro rata and not sequentially;

                   (5) To the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, in that order, in an amount equal to the Overcollateralization Deficit (i.e. the amount by which the aggregate Class Principal Balances of the Senior Certificates exceeds the sum of
                        (i) the  aggregate  principal  balance  of the loans and
                        (ii) the amount on deposit in the Pre-Funding account, if any), if any, in reduction of the principal balances of those classes, in each case until the principal balance of each class is reduced to zero;

                   (6) To the Certificate Insurer, to reimburse for any unpaid reimbursement amounts owing to the Certificate Insurer;

                   (7) To the Class A-6 Certificates, the Class A-6 Lockout Turbo Amount, until the certificate principal balance of the Class A-6 Certificates has been reduced to zero;

                   (8) To the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, and Class A-6 Certificates, as a reduction of the respective Class Principal Balances in that order, in an amount equal to the remaining Overcollateralization Deficiency Amount (i.e. the amount necessary to reach the required Overcollateralization target);

                   (9)  To  the  holders  of  the  Class  B  Certificates,   any
                        remaining amounts, until the Class B Principal Balance is reduced to the zero;

                   (10) To the  Class A  Certificates,  any  interest  that  was capped by the available funds cap, pro rata;

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

DISTRIBUTION PRIORITY
(CONTINUED):

                   (11) To the  Class B  Certificates,  any  interest  that  was capped by the available funds cap;

                   (12) On the  Distribution  Date following the  termination of the Pre-Funding Period, the Pre-Funding Amount, if any, that is on deposit in the Pre-Funding Account will be distributed to the Class A and Class B Certificates, in reduction of their principal balances, pro rata;

                   (13) To the Class B  Certificates  until the Realized  Losses allocated to the Class B Certificates on prior dates, if any, have been paid in full;

                   (14) To the  servicer in an amount  needed to  reimburse  the servicer for any non-recoverable Servicing Advances; and

                   (15) To the holders of the Class X and Class R  Certificates, any remaining amounts.

PROSPECTUS:             The   Certificates  are  being  offered  pursuant  to  a
                        Prospectus   which  includes  a  Prospectus   Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the loans is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------
State                Alabama                       712     39,570,949      22.00
                     Louisiana                     517     26,681,796      14.84
                     Florida                       290     21,424,919      11.91
                     Tennessee                     194     13,902,499       7.73
                     Georgia                       199     13,577,841       7.55
                     Illinois                      124     11,255,542       6.26
                     Mississippi                   214     10,771,236       5.99
                     Arkansas                       89      5,529,307       3.07
                     California                     45      4,194,408       2.33
                     Texas                          53      4,116,916       2.29
                     North Carolina                 46      3,635,131       2.02
                     Colorado                       35      2,661,409       1.48
                     South Carolina                 36      2,155,591       1.20
                     Wisconsin                      19      1,953,475       1.09
                     New York                       29      1,945,758       1.08
                     Arizona                        18      1,901,937       1.06
                     Nevada                         17      1,823,923       1.01
                     Washington                     20      1,717,490       0.95
                     Virginia                       13      1,547,818       0.86
                     New Mexico                     18      1,510,449       0.84
                     Utah                           16      1,269,065       0.71
                     Maryland                        9      1,234,777       0.69
                     Massachusetts                  13      1,210,067       0.67
                     Ohio                           17      1,021,162       0.57
                     Kentucky                       20      1,011,115       0.56
                     Indiana                         3        445,922       0.25
                     Oregon                          7        376,155       0.21
                     Pennsylvania                    2        361,126       0.20
                     Oklahoma                        5        261,986       0.15
                     Minnesota                       3        208,883       0.12
                     Connecticut                     3        186,232       0.10
                     Michigan                        1        173,793       0.10
                     Missouri                        3        146,032       0.08
                     West Virginia                   1         71,175       0.04
                                                ------    -----------     ------
                                                 2,791   $179,855,887    100.00%
-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------


                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)


-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------

Combined LTV         10.001% - 15.000%                1        115,081     0.06
                     15.001% - 20.000%                2         45,858     0.03
                     20.001% - 25.000%                5         92,466     0.05
                     25.001% - 30.000%               13        386,619     0.21
                     30.001% - 35.000%               14        294,305     0.16
                     35.001% - 40.000%               20        574,606     0.32
                     40.001% - 45.000%               25        803,793     0.45
                     45.001% - 50.000%               47      2,362,992     1.31
                     50.001% - 55.000%               44      1,607,618     0.89
                     55.001% - 60.000%               72      3,377,269     1.88
                     60.001% - 65.000%              113      6,433,712     3.58
                     65.001% - 70.000%              193     10,675,558     5.94
                     70.001% - 75.000%              332     23,654,149    13.15
                     75.001% - 80.000%              778     66,977,356    37.24
                     80.001% - 85.000%              439     27,599,114    15.35
                     85.001% - 90.000%              323     19,366,611    10.77
                     90.001% - 95.000%              132      7,369,526     4.10
                     95.001% - 100.000%             238      8,119,254     4.51
                                                 ------    -----------   ------
                                                  2,791   $179,855,887  100.00%




-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------

Current Coupon       7.001% - 8.000%                 40      4,104,396     2.28
                     8.001% - 9.000%                486     43,765,429    24.33
                     9.001% - 10.000%               905     66,823,238    37.15
                     10.001% - 11.000%              711     40,503,840    22.52
                     11.001% - 12.000%              315     13,901,568     7.73
                     12.001% - 13.000%              143      4,567,807     2.54
                     13.001% - 14.000%              121      3,989,556     2.22
                     14.001% - 15.000%               45      1,362,968     0.76
                     15.001% - 16.000%               20        710,114     0.39
                     16.001% - 17.000%                5        126,972     0.07
                                                 ------    -----------   ------
                                                  2,791   $179,855,887  100.00%

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT

-------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------

Current Balance   $0.01 - $10,000.00               25        235,982        0.13
                  $10,000.01 - $15,000.00          97      1,258,485        0.70
                  $15,000.01 - $20,000.00         141      2,505,404        1.39
                  $20,000.01 - $30,000.00         358      9,159,828        5.09
                  $30,000.01 - $40,000.00         394     13,896,630        7.73
                  $40,000.01 - $50,000.00         353     15,887,791        8.83
                  $50,000.01 - $100,000.00        992     69,159,910       38.45
                  $100,000.01 - $250,000.00       390     54,260,896       30.17
                  $250,000.01 - $500,000.00        41     13,490,960        7.50
                                               ------    -----------      ------
                                                2,791   $179,855,887     100.00%



-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------

Property Type     Single Family                 2,691    173,669,209       96.56
                  Two to Four Family               22      1,573,968        0.88
                  Town House / Condo               58      3,834,957        2.13
                  Manufactured Housing             20        777,754        0.43
                                               ------    -----------      ------
                                                2,791   $179,855,887     100.00%



-------------------------------------------------------------------------------
Aggregate Field      Description                  Count      Balance$      Pool%
-------------------------------------------------------------------------------

Loan Age          0 - 6 months                  2,664    170,869,779       95.00
                  6+ - 12 months                   96      6,806,776        3.78
                  12+ - 18 months                  27      1,954,154        1.09
                  18+ - 24 months                   4        225,179        0.13
                                               ------    -----------      ------
                                                2,791   $179,855,887     100.00%

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

                   DESCRIPTION OF HOME EQUITY LOANS AS OF THE
                             CUT-OFF DATE (11/1/99)


-------------------------------------------------------------------------------
                      Description            Count      Balance$         Pool%
-------------------------------------------------------------------------------

Remaining Term       Up to 5 years                9        220,637         0.12
                     5+ - 10 years              149      5,295,533         2.94
                     10+ - 15 years           1,502     73,362,952        40.79
                     15+ - 18 years               1         30,145         0.02
                     18+ - 20 years             195     10,949,695         6.09
                     20+ - 25 years               4        230,082         0.13
                     25+ - 30 years             931     89,766,842        49.91
                                             ------    -----------       ------
                                              2,791   $179,855,887      100.00%




-------------------------------------------------------------------------------
                      Description            Count      Balance$         Pool%
-------------------------------------------------------------------------------

Occupancy            Owner Occupied           2,723    176,625,981        98.20
                     Non-Owner Occupied          53      2,503,905         1.39
                     Second Home                 15        726,001         0.40
                                             ------    -----------       ------
                                              2,791   $179,855,887      100.00%



-------------------------------------------------------------------------------
                      Description            Count      Balance$         Pool%
-------------------------------------------------------------------------------

Lien Type            First Lien               2,169    160,922,628        89.47
                     Second Lien                622     18,933,260        10.53
                                             ------    -----------       ------
                                              2,791   $179,855,887      100.00%


-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS

TO OPTIONAL TERMINATION:

CLASS A-1 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)         8.69    1.62    1.18     0.95    0.81     0.70
First Principal Payment     12/99   12/99   12/99    12/99   12/99    12/99
Last Principal Payment      04/14   04/03   03/02    09/01   05/01    03/01
Principal Window (years)    14.42    3.42    2.33     1.83    1.50     1.33



CLASS A-2 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        14.64    3.78    2.60     2.00    1.63     1.39
Yield @ 100.00              7.23%   7.14%   7.08%    7.02%   6.97%    6.92%
Modified Duration            8.83    3.22    2.31     1.81    1.50     1.29
First Principal Payment     04/14   04/03   03/02    09/01   05/01    03/01
Last Principal Payment      11/14   02/04   10/02    02/02   09/01    05/01
Principal Window (years)     0.67    0.92    0.67     0.50    0.42     0.25



CLASS A-3 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        19.98    6.19    4.03     3.00    2.38     1.96
Yield @ 100.00              7.34%   7.29%   7.25%    7.21%   7.16%    7.12%
Modified Duration           10.20    4.81    3.39     2.61    2.12     1.77
First Principal Payment     11/14   02/04   10/02    02/02   09/01    05/01
Last Principal Payment      05/24   03/09   07/05    12/03   01/03    05/02
Principal Window (years)     9.58    5.17    2.83     1.92    1.42     1.08


CLASS A-4 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        26.11   11.52    7.41     5.00    3.82     3.05
Yield @ 100.00              7.62%   7.60%   7.58%    7.55%   7.51%    7.48%
Modified Duration           11.12    7.46    5.49     4.04    3.22     2.64
First Principal Payment     05/24   03/09   07/05    12/03   01/03    05/02
Last Principal Payment      06/27   11/13   11/09    03/06   07/04    07/03
Principal Window (years)     3.17    4.75    4.42     2.33    1.58     1.25

--------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO OPTIONAL TERMINATION (CONTINUED):

CLASS A-5 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        27.56   14.06   10.22     7.57    5.68     4.50
Yield @ 100.00              7.98%   7.97%   7.95%    7.94%   7.91%    7.89%
Modified Duration           10.94    8.26    6.82     5.53    4.44     3.67
First Principal Payment     06/27   11/13   11/09    03/06   07/04    07/03
Last Principal Payment      06/27   12/13   02/10    09/07   01/06    12/04
Principal Window (years)     0.08    0.17    0.33     1.58    1.58     1.50



CLASS A-6 (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        11.94    7.62    6.83     6.20    5.38     4.67
Yield @ 100.00              7.48%   7.46%   7.45%    7.44%   7.43%    7.42%
Modified Duration            7.51    5.55    5.14     4.78    4.29     3.83
First Principal Payment     12/02   12/02   12/02    12/02   12/02    12/02
Last Principal Payment      06/27   12/13   02/10    09/07   01/06    12/04
Principal Window (years)    24.58   11.08    7.25     4.83    3.17     2.08



CLASS B (TO CALL)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)         1.73    1.97    2.17     2.32    2.35     2.43
Yield @ 100.00              9.00%   9.05%   9.07%    9.09%   9.10%    9.11%
Modified Duration            1.54    1.73    1.89     2.01    2.04     2.10
First Principal Payment     02/01   03/01   03/01    04/01   06/01    07/01
Last Principal Payment      02/02   07/02   12/02    11/02   09/02    07/02
Principal Window (years)     1.08    1.42    1.83     1.67    1.33     1.08


-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY:

----------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)         8.69    1.62    1.18     0.95    0.81     0.70
First Principal Payment     12/99   12/99   12/99    12/99   12/99    12/99
Last Principal Payment      04/14   04/03   03/02    09/01   05/01    03/01
Principal Window (years)    14.42    3.42    2.33     1.83    1.50     1.33



CLASS A-2 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        14.64    3.78    2.60     2.00    1.63     1.39
Yield @ 100.00              7.23%   7.14%   7.08%    7.02%   6.97%    6.92%
Modified Duration            8.83    3.22    2.31     1.81    1.50     1.29
First Principal Payment     04/14   04/03   03/02    09/01   05/01    03/01
Last Principal Payment      11/14   02/04   10/02    02/02   09/01    05/01
Principal Window (years)     0.67    0.92    0.67     0.50    0.42     0.25



CLASS A-3 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        19.98    6.19    4.03     3.00    2.38     1.96
Yield @ 100.00              7.34%   7.29%   7.25%    7.21%   7.16%    7.12%
Modified Duration           10.20    4.81    3.39     2.61    2.12     1.77
First Principal Payment     11/14   02/04   10/02    02/02   09/01    05/01
Last Principal Payment      05/24   03/09   07/05    12/03   01/03    05/02
Principal Window (years)     9.58    5.17    2.83     1.92    1.42     1.08



CLASS A-4 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        26.11   11.52    7.41     5.00    3.82     3.05
Yield @ 100.00              7.62%   7.60%   7.58%    7.55%   7.51%    7.48%
Modified Duration           11.12    7.46    5.49     4.04    3.22     2.64
First Principal Payment     05/24   03/09   07/05    12/03   01/03    05/02
Last Principal Payment      06/27   11/13   11/09    03/06   07/04    07/03
Principal Window (years)     3.17    4.75    4.42     2.33    1.58     1.25



-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
   DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                  IMMEDIATELY.
-------------------------------------------------------------------------------
                                   PaineWebber

                       ----------------------------------
                       NEW SOUTH HOME EQUITY TRUST 1999-2
                       ----------------------------------

-------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION CONTAINED
                          IN THE PROSPECTUS SUPPLEMENT
-------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS (CONTINUED)

TO MATURITY (CONTINUED):

----------------------------------------------------------------------------
CLASS A-5 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        28.55   17.25   13.06     9.80    7.00     4.96
Yield @ 100.00              7.99%   8.02%   8.03%    8.03%   8.00%    7.93%
Modified Duration           11.05    9.10    7.87     6.54    5.12     3.94
First Principal Payment     06/27   11/13   11/09    03/06   07/04    07/03
Last Principal Payment      05/29   12/24   01/19    11/14   05/12    02/10
Principal Window (years)     2.00   11.17    9.25     8.75    7.92     6.67



CLASS A-6 (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)        11.94    7.63    6.89     6.39    6.02     5.71
Yield @ 100.00              7.48%   7.46%   7.45%    7.46%   7.48%    7.51%
Modified Duration            7.51    5.56    5.16     4.88    4.66     4.47
First Principal Payment     12/02   12/02   12/02    12/02   12/02    12/02
Last Principal Payment      03/29   12/23   04/18    04/14   02/12    12/09
Principal Window (years)    26.33   21.08   15.42    11.42    9.25     7.08



CLASS B (TO MATURITY)
% of Prepayment Assumption     0%     50%     75%     100%    125%     150%
Average Life (years)         1.73    1.97    2.17     2.32    2.35     2.43
Yield @ 100.00              9.00%   9.05%   9.07%    9.09%   9.10%    9.11%
Modified Duration            1.54    1.73    1.89     2.01    2.04     2.10
First Principal Payment     02/01   03/01   03/01    04/01   06/01    07/01
Last Principal Payment      02/02   07/02   12/02    11/02   09/02    07/02
Principal Window (years)     1.08    1.42    1.83     1.67    1.33     1.08
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